PURCHASE AND SALE AGREEMENT

      PURCHASE AND SALE AGREEMENT (this "Agreement"), entered into as of this 23rd day of October, 1998, by and between IMPLEO, LLC, a Delaware limited liability company (the "Buyer"), and BCAM INTERNATIONAL, INC., a New York Corporation, ("BCAM");

                              W I T N E S S E T H:

      WHEREAS, BCAM is the record and beneficial owner of 569.37302 shares of common stock, without par value, of Drew Shoe Corporation ("Drew"), an Ohio corporation (the "Subject Stock");

      WHEREAS, pursuant to a Stock Purchase and Restructuring Agreement of even date herewith, to which this Agreement is attached as an exhibit, the parties have agreed to enter into this Agreement;

      WHEREAS, the Buyer is the holder of a BCAM 10%/13% convertible subordinated promissory note in the aggregate principal amount of $3,073,663.90 (the "Note") and, 740,000 warrants to purchase an aggregate of 569.37302 shares of common stock of BCAM, $.01 par value per share (the "Warrants");

      WHEREAS, conditioned upon shareholder approval of the transactions contemplated by this Agreement, BCAM wishes to transfer to the Buyer the Subject Stock in exchange for the cancellation of indebtedness evidenced by the Note, and certain other good and valuable consideration as more particularly provided for herein; and

      WHEREAS, the Buyer desires to purchase from BCAM and BCAM desires to sell to the Buyer, all upon the terms and subject to the conditions set forth in this Agreement, the Subject Stock.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

      1.    ACQUISITION OF THE STOCK.

            1.1 Stock Purchase. Subject to the terms and conditions of this Agreement, on the Closing Date (as such term is hereinafter defined), the Buyer shall purchase and acquire from BCAM, and BCAM shall sell and transfer to the Buyer, the Subject Stock for the consideration provided for in Section 2 below. In furtherance thereof, BCAM shall, on the Closing Date, against delivery of such consideration in accordance with Section 2 below, deliver to the Buyer the certificates representing the Subject Stock, duly endorsed for transfer or accompanied by stock powers executed in blank for transfer.


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      2.    CONSIDERATION/DELIVERIES AT CLOSING.

            At the Closing:

            2.1 Purchase Price. The Buyer shall effectuate its cancellation of the indebtedness evidenced by the Note by delivering the Note to BCAM for cancellation.

            2.2 Shareholder Agreement. That certain Shareholders' Agreement dated of even date herewith and entered into by and between the Buyer, BCAM and Drew, as referred to in the Restructuring Agreement, shall terminate pursuant to its terms.

            2.3 Note Purchase Agreement. The Buyer shall deliver such documents to BCAM as BCAM may reasonably request, so as to evidence the termination of the Note Purchase Agreement.

            2.4 Security Agreement. The Buyer shall deliver such documents to BCAM as BCAM may reasonably request, so as to evidence the termination of that certain Security Agreement dated April 14, 1998, entered into by and among BCAM, the Buyer and the Buyer's agent, in favor of the Buyer, along with any UCC-3 termination statements necessary to further effectuate the provisions of this
Section 2.4.

            2.5 Warrants. Buyer shall effectuate its cancellation of the Warrants by delivering to BCAM for cancellation the warrant certificates representing the Warrants.

      3.    REPRESENTATIONS AND WARRANTIES OF BCAM.

            In connection with the sale of the Subject Stock to the Buyer, BCAM hereby represents and warrants to the Buyer as follows:

            3.1 Title to the Stock. BCAM is the valid and lawful record and beneficial owner of all of the Subject Stock, all of which has been duly authorized and validly issued and is fully paid and non-assessable, and is free and clear of all pledges, liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever other than (a) the outstanding pledge thereof to the Buyer, and (b) restrictions which may be created by operation of state or federal securities laws. On the Closing Date, the Buyer shall receive from BCAM good, valid and marketable title to all of the Subject Stock, free and clear of all pledges, liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever, other than the above-referenced pledge and securities law restrictions.

            3.2 Valid and Binding Agreement; No Breach. (a) BCAM has full legal right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. BCAM has taken all necessary corporate action to authorize its execution and delivery of this Agreement. This Agreement constitutes the legal, valid and binding obligations of BCAM, enforceable against BCAM in accordance with their respective terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency,


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reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought.

                  (b) Neither the execution and delivery of this Agreement nor compliance with the terms and provisions of this Agreement on the part of BCAM will: (i) violate any statute or regulation of any governmental authority, domestic or foreign, applicable to BCAM; (ii) require the issuance of any authorization, license, consent or approval of any federal or state governmental agency, or any other person; or (iii) except for the pledge of the Subject Stock in favor of the Buyer, conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, note, indenture, loan agreement or other agreement or instrument to which BCAM is a party, or by which BCAM is bound, or constitute a default thereunder.

            3.3 Organization, Good Standing and Qualification. BCAM is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to own its assets and conduct its business as owned and conducted on the date hereof.

            3.4 Equity Ownership. The Subject Stock to be transferred to the Buyer hereunder constitutes not less than 33.33% of the total issued and outstanding capital stock of Drew Shoe, on a fully diluted basis (after giving effect to the exercise or conversion of any and all outstanding options, warrants, convertible securities, subscription rights or other rights to acquire any capital stock of Drew Shoe). For purposes of this representation, the options contained in the Drew Shoe Employment Agreement with Michael Strauss, which Agreement is referred to in the Stock Purchase and Restructuring Agreement, shall be disregarded.

            3.5 Litigation. There is no suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of BCAM, threatened against BCAM which would in any manner prohibit, restrain, impair or otherwise adversely affect the ability of BCAM to convey free and clear title to the Subject Stock in accordance with this Agreement.

      4.    REPRESENTATIONS AND WARRANTIES OF THE BUYER.

            In connection with the Buyer's purchase of the Subject Stock from BCAM, the Buyer hereby represents and warrants to BCAM as follows:

            4.1 Valid and Binding Agreement. This Agreement constitutes the legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought. The Buyer has taken all necessary company action to


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authorize its execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

            4.2 Organization, Good Standing and Qualification. The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own its assets and conduct its business as owned and conducted on the date hereof.

            4.3 No Breach of Statute or Contract. Neither the execution and delivery of this Agreement by the Buyer, nor compliance with the terms and provisions of this Agreement on the part of the Buyer, will: (a) violate any statute or regulation of any governmental authority, domestic or foreign, affecting the Buyer; (b) require the issuance of any authorization, license, consent or approval of any federal or state governmental agency; or (c) conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, note, indenture, loan agreement or other agreement or instrument to which the Buyer is a party, or by which the Buyer is bound, or constitute a default thereunder.

            4.4 Investment. The Buyer is purchasing the Subject Stock for its own account for investment, and not with a view to the resale or distribution thereof in violation of any applicable securities laws.

            4.5 Disclaimer. The Buyer acknowledges that BCAM has not made any representations or warranties relating to the value of the Drew Common Stock transferred herein or the Business prospects of Drew Shoe.

      5.    CONDITIONS PRECEDENT TO THE BUYER'S PERFORMANCE.

            The obligations of the Buyer to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by the Buyer:

            5.1 Accuracy of Representations and Warranties. All representations and warranties made by BCAM in this Agreement and/or in any written statement delivered to the Buyer under this Agreement shall be true and correct in all respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

            5.2 Performance. BCAM shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed, satisfied or complied with by BCAM on or before the Closing Date.

            5.3 Certification. The Buyer shall have received a certificate, dated the Closing Date, signed by the President of BCAM, certifying, in such detail as the Buyer and its counsel may reasonably request, that the conditions specified in Sections 5.1 and 5.2 above have been fulfilled.


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            5.4 Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against BCAM or pertaining to the transactions contemplated by this Agreement or their consummation, shall be pending or threatened on the Closing Date, which action, suit or proceeding would, if determined adversely, prohibit, restrain or impair the consummation of the transactions contemplated by this Agreement, or have a material adverse effect on Drew Shoe, its business or any material portion of its assets.

            5.5 Consents and Releases. All necessary disclosures to and agreements and consents of (a) any parties to any material contracts and/or any licensing authorities which are material to Drew Shoe's business and (b) any governmental authorities or agencies to the extent required in connection with the transactions contemplated by this Agreement, shall have been obtained and true and complete copies thereof delivered to the Buyer. Without limitation of the foregoing, the Buyer shall have received the written consent of Bank One, National Association, a creditor and secured party of Drew Shoe, with respect to the transactions contemplated by this Agreement, and the transfer of the Subject Stock to the Buyer hereunder.

            5.6 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Buyer and its counsel.

      6.    CONDITIONS PRECEDENT TO BCAM'S PERFORMANCE.

            The obligations of BCAM to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by BCAM:

            6.1 Accuracy of Representations and Warranties. All representations and warranties made by the Buyer in this Agreement and/or in any written statement delivered by the Buyer under this Agreement shall be true and correct in all respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

            6.2 Performance. The Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer on or before the Closing Date.

            6.3 Certification. BCAM shall have received a certificate, dated as of the Closing Date, signed by the Buyer, certifying, in such detail as BCAM and its counsel may reasonably request, that the conditions specified in Sections
6.1 and 6.2 above have been fulfilled.

            6.4 Shareholder Consent. Provided BCAM shall be required under the New York Business Corporations Law, BCAM shall have submitted a copy of this agreement to its shareholders and its shareholders shall have consented to the terms of this Agreement and the transactions contemplated hereby.


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            6.5 Proceedings and Instruments Satisfactory. All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to BCAM and its counsel.

      7.    CLOSING.

            7.1 Place and Date of Closing. Unless this Agreement shall be terminated pursuant to Section 8 below, the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of counsel for the Buyer, Greenberg Traurig, 200 Park Avenue, New York, New York 10166 or such other location as is agreed to between the Buyer and BCAM, at 10:00 A.M. local time on or before January 15, 1999 (the date of the Closing being referred to in this Agreement as the "Closing Date").

            7.2 Actions at Closing. At the Closing or prior thereto, the Buyer and BCAM shall make all deliveries stated in this Agreement, which deliveries are required to be made at the Closing and/or on or prior to the Closing Date.

      8.    TERMINATION OF AGREEMENT.

            8.1 General. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing: (a) by the mutual written consent of BCAM and the Buyer; (b) by the Buyer, or by BCAM, if: (i) a material breach shall exist with respect to the written representations and warranties made by the other party, (ii) the other party shall take any action prohibited by this Agreement, if such action shall or may have a material adverse effect on Drew Shoe and/or the transactions contemplated hereby, (iii) the other party shall not have furnished, upon reasonable notice therefor, such certificates and documents required in connection with the transactions contemplated hereby and matters incidental thereto as it shall have agreed to furnish, and it is reasonably unlikely that the other party will be able to furnish such item(s) prior to or on the Closing Date specified below, or
(iv) any consent of any third party to the transactions contemplated hereby (whether or not the necessity of which is disclosed herein) is reasonably necessary to prevent a default under any outstanding material obligation of either party, or Drew Shoe, and such consent is not obtainable without material cost or penalty (unless the party or parties not seeking to terminate this Agreement agree to pay such cost or penalty); or (c) by either party, at any time on or after January 16, 1999, if the transactions contemplated hereby shall not have been consummated prior thereto, and such party shall not then be in breach or default of any obligations imposed upon it by this Agreement.

      9.    INDEMNIFICATION.

            9.1 General.

                  (a) BCAM shall defend, indemnify and hold harmless the Buyer from, against and in respect of any and all claims, losses, costs, expenses, obligations, liabilities,


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damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that the Buyer may incur, sustain or suffer as a result of (i) any misrepresentation or breach of warranty by BCAM under this Agreement, and/or (ii) any failure by BCAM to perform any of the covenants or agreements of BCAM contained in this Agreement.

                  (b) The Buyer shall defend, indemnify and hold harmless BCAM from, against and in respect of any and all claims, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that BCAM may incur, sustain or suffer as a result of (i) any misrepresentation or any breach of warranty by the Buyer under this agreement, and/or (ii) any failure by the Buyer to perform, any of the representations, warranties, covenants or agreements of the Buyer contained in this Agreement.

      10.   POST-CLOSING EVENTS.

            10.1 Further Assurances. From time to time from and after the Closing Date, the parties will execute and deliver to each other any and all further agreements, instruments, certificates and other documents as may reasonably be requested by the other party in order more fully to consummate the transactions contemplated hereby.

      11.   COSTS.

            11.1 Finder's or Broker's Fees. Each of the Buyer and BCAM represents and warrants that neither they nor any of their respective affiliates have dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement, and no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

            11.2 Expenses. At the time of Closing or any termination of this Agreement (as the case may be), or upon demand by the Buyer, BCAM shall pay all costs and expenses incurred or to be incurred by BCAM and/or the Buyer in negotiating and preparing this Agreement, all related agreements and documentation, and in closing and carrying out the transactions contemplated by this Agreement, regardless of whether such transactions ultimately close or are consummated, which costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements the parties may incur in connection herewith.

      12.   FORM OF AGREEMENT.

            12.1 Effect of Headings. The Section headings used in this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions hereof.


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            12.2 Entire Agreement; Waivers. This Agreement and the other agreements and instruments referred to herein, constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior agreements or understandings as to such subject matter. No party hereto has made any representation or warranty or given any covenant to the other except as set forth in this Agreement. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

            12.3 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      13.   PARTIES.

            13.1 Parties in Interest. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

            13.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally or by telecopier on the party to whom notice is to be given, on the day after the delivery thereof to a recognized overnight courier service for next-day delivery with all charges prepaid or billed to the account of the sender, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                  (a)   If to BCAM:

                        BCAM International, Inc.
                        1800 Walt Whitman Road
                        Melville, New York, 17747
                        Attention: Michael Strauss, Chairman
                                   and Chief Executive Officer
                        Fax:  (516) 752-3558

                        with copy to:

                        Ruskin, Moscou, Evans et al.
                        170 Old Country Road
                        Mineola, NY 11501
                        Attention: Norman M. Friedland, Esq.


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                  (b)   If to the Buyer:

                        IMPLEO, LLC
                        c/o Wexford Management, LLC
                        411 West Putnam Avenue
                        Greenwich, Connecticut  06803
                        Attention:  Joseph Jacobs, President
                        Fax: (203) 862-7320

                        with a copy to:

                        Greenberg, Traurig
                        200 Park Avenue
                        New York, New York 10166
                        Attention: Shahe Sinanian, Esquire
                        Fax: (212) 801-6400

or to such other address as either party shall have specified by notice in writing given to the other party.

      14.   MISCELLANEOUS.

            14.1 Amendments and Modifications. No amendment or modification of this Agreement shall be valid unless made in writing and signed by or on behalf of the party to be charged therewith.

            14.2 Non-Assignability; Binding Effect. Neither this Agreement, nor any of the rights or obligations of the parties hereunder, shall be assignable by any party hereto without the prior written consent of all other parties hereto. Otherwise, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            14.3 Governing Law; Jurisdiction. This Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

            14.4 Choice of Forum; Waiver of Trial by Jury. Any suit, action or proceeding brought by either party against the other party for claims arising out of this Agreement shall be brought and enforced exclusively in the United States District Court for the Southern District of New York, or in the event that court lacks jurisdiction to hear the claim, in the New York State Supreme Court in New York County. In any such suit, action or proceeding, each party waives, to the fullest extent it may effectively do so, its right to a trial by jury.


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      IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date first set forth above.


                              IMPLEO, LLC

                              By:
                                 -----------------------------------
                                 Joseph Jacobs,
                                               ---------------------


                              BCAM INTERNATIONAL, INC.

                              By:
                                 -----------------------------------
                                 Michael Strauss, Chairman &
                                 Chief Executive Officer


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